Exhibit 10

JOINT FILING AGREEEMENT

The undersigned hereby agree that the Schedule 13D with respect to the shares of Common Stock, par value $0.01 per share, of OUTFRONT Media Inc., and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934. The undersigned hereby further agree that this Joint Filing Agreement be included as an exhibit to such statement and any such amendment. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Dated: September 21, 2020

PEP VIII INTERNATIONAL LTD.

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde
Title: Authorized Signatory

PROVIDENCE EQUITY GP VIII L.P.

By: PEP VIII International Ltd., its general partner

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde
Title: Authorized Signatory

PEP VIII (SCOTLAND) INTERNATIONAL LTD.

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde
Title: Authorized Signatory

PROVIDENCE EQUITY GP VIII (SCOTLAND) L.P.

By: PEP VIII (Scotland) International Ltd., its general partner

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde
Title: Authorized Signatory

PROVIDENCE EQUITY PARTNERS VIII-A L.P.

By: Providence Equity GP VIII L.P., its general partner

By: PEP VIII International Ltd., its general partner

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde
Title: Authorized Signatory

PROVIDENCE EQUITY PARTNERS VIII (SCOTLAND) L.P. By: Providence Equity GP VIII (Scotland) L.P., its general partner By: PEP VIII (Scotland) International Ltd., its general partner

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde Title: Authorized Signatory

PEP VIII INTERMEDIATE 5 L.P. By: Providence Equity GP VIII L.P., its general partner By: PEP VIII International Ltd., its general partner

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde Title: Authorized Signatory

PEP VIII INTERMEDIATE 6 L.P. By: Providence Equity GP VIII L.P., its general partner By: PEP VIII International Ltd., its general partner
By:	/s/ Sarah N. Conde
Name: Sarah N. Conde Title: Authorized Signatory

PEP VIII ADVERTISING CO-INVESTMENT L.P. By: Providence Equity GP VIII L.P., its general partner By: PEP VIII International Ltd., its general partner
By:	/s/ Sarah N. Conde
Name: Sarah N. Conde Title: Authorized Signatory

PEP VIII GP LLC By: Providence Equity GP VIII L.P., its sole member By: PEP VIII International Ltd., its general partner

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde Title: Authorized Signatory

PEP VIII-A SPV, L.P. By: PEP VIII GP LLC, its general partner By: Providence Equity GP VIII L.P., its sole member By: PEP VIII International Ltd., its general partner

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde Title: Authorized Signatory

PEP VIII (SCOTLAND) SPV L.P. By: PEP VIII GP LLC, its general partner By: Providence Equity GP VIII L.P., its sole member By: PEP VIII International Ltd., its general partner

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde Title: Authorized Signatory

PEP VIII SPV, L.P. By: PEP VIII GP LLC, its general partner By: Providence Equity GP VIII L.P., its sole member By: PEP VIII International Ltd., its general partner

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde Title: Authorized Signatory

PEP VIII-A AIV SPV, L.P. By: PEP VIII GP LLC, its general partner By: Providence Equity GP VIII L.P., its sole member By: PEP VIII International Ltd., its general partner
By:	/s/ Sarah N. Conde
Name: Sarah N. Conde Title: Authorized Signatory

PEP VIII Co-Invest SPV, L.P. By: PEP VIII GP LLC, its general partner By: Providence Equity GP VIII L.P., its sole member By: PEP VIII International Ltd., its general partner
By:	/s/ Sarah N. Conde
Name: Sarah N. Conde Title: Authorized Signatory

Schedule A

SCHEDULE A

INFORMATION CONCERNING THE MANAGING MEMBERS OF PEP VIII INTERNATIONAL LTD. AND PEP VIII (SCOTLAND) INTERNATIONAL LTD.

The following table sets forth the name, business address, and present principal occupation or employment of each present director and officer of PEP VIII International Ltd. and PEP VIII (Scotland) International Ltd. (the “Schedule A Persons”), and the principal business and address of any corporation or other organization in which such employment is conducted.

PEP VIII International Ltd.
Name	Employer & Business Address	Present Principal Occupation or Employment	Citizenship
Jonathan M. Nelson	PEP VIII International Ltd. c/o Providence Equity Partners L.L.C. 50 Kennedy Plaza, 18th Floor Providence, RI 02903	Director of PEP VIII International Ltd.	United States
John C. Hahn	PEP VIII International Ltd. c/o Providence Equity Partners L.L.C. 50 Kennedy Plaza, 18th Floor Providence, RI 02903	Director of PEP VIII International Ltd.	United States and United Kingdom
Michael J. Dominguez	PEP VIII International Ltd. c/o Providence Equity Partners L.L.C. 50 Kennedy Plaza, 18th Floor Providence, RI 02903	Director of PEP VIII International Ltd.	United States
Peter O. Wilde	PEP VIII International Ltd. c/o Providence Equity Partners L.L.C. 50 Kennedy Plaza, 18th Floor Providence, RI 02903	Director of PEP VIII International Ltd.	United States
Marc G. Puglia	PEP VIII International Ltd. c/o Providence Equity Partners L.L.C. 50 Kennedy Plaza, 18th Floor Providence, RI 02903	Chief Financial Officer of PEP VIII International Ltd. and Director of PEP VIII (Scotland) International Ltd.	United States

PEP VIII (Scotland) International Ltd.
Name	Employer & Business Address	Present Principal Occupation or Employment	Citizenship
Sarah N. Conde	PEP VIII (Scotland) International Ltd. c/o Providence Equity Partners L.L.C. 50 Kennedy Plaza, 18th Floor Providence, RI 02903	Director of PEP VIII (Scotland) International Ltd.	United States
Marc G. Puglia	PEP VIII International Ltd. c/o Providence Equity Partners L.L.C. 50 Kennedy Plaza, 18th Floor Providence, RI 02903	Chief Financial Officer of PEP VIII International Ltd. and Director of PEP VIII (Scotland) International Ltd.	United States